Exhibit 10.105

AMENDMENT NO. 1

TO MASTER SPREAD ACQUISITION AND

MSR SERVICING AGREEMENT

Amendment No. 1 to Master Spread Acquisition and MSR Servicing Agreement, dated as of September 30, 2013 (the “Amendment”), by and between PennyMac Loan Services, LLC, a Delaware limited liability company (the “Seller”), and PennyMac Operating Partnership, L.P., a Delaware limited partnership (the “Purchaser”).

RECITALS

WHEREAS, the Seller and the Purchaser are parties to that certain Master Spread Acquisition and MSR Servicing Agreement, dated as of February 1, 2013 (the “Existing Spread Agreement” and, as amended by this Amendment, the “Spread Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Spread Agreement.

WHEREAS, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment, that the Existing Spread Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Spread Agreement.

NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein, the Seller and the Purchaser hereby agree that the Existing Spread Agreement is hereby amended as follows:

SECTION 1. Amendments.

1.1 Definitions. Section 1.01 of the Existing Spread Agreement is hereby amended by adding the following definition in its proper alphabetical order:

“Cut-off Date” means, with respect to each Primary Portfolio, the date set forth in the related Confirmation.

1.2 Section 4.01(a). Section 4.01(a) of the Existing Spread Agreement is hereby amended by adding the following paragraph to the end thereof:

“Notwithstanding anything in this Section 4.01(a) to the contrary, in lieu of transferring and conveying to the Purchaser on the related Assignment Date the related Secondary Portfolio Excess Spread as described herein, the Seller may, at its option, but only to the extent that the fair market value of the aggregate Secondary Portfolio Excess Spread to be transferred is less than $200,000, and shall, if the Secondary Portfolio Excess Spread otherwise required to be transferred is prohibited by the applicable Agency, wire to the Purchaser cash in an amount equal to the fair market value of the related Secondary Portfolio Excess Spread.”

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1.3 Section 5.02. Section 5.02 of the Existing Spread Agreement is hereby amended by deleting it in its entirety and replacing it with the following language:

“Deposits. With respect to each Primary Portfolio, the Seller shall deposit into the Primary Spread Custodial Account from time to time any and all Primary Portfolio Collections received on or after the Transaction Settlement Date, in each case within three (3) Business Days following receipt thereof. The Seller shall direct each loan owner or master servicer to remit any Primary Portfolio Termination Payments directly to the Primary Spread Custodial Account.”

1.4 Section 6.02. Section 6.02 of the Existing Spread Agreement is hereby amended by deleting it in its entirety and replacing it with the following language:

Deposits. With respect to each Secondary Portfolio, the Seller shall deposit into the Secondary Portfolio Spread Custodial Account from time to time any and all Secondary Portfolio Collections received on or after the Transaction Settlement Date, in each case within three (3) Business Days following receipt thereof. The Seller shall direct each loan owner or master servicer to remit any Secondary Portfolio Termination Payments directly to the Secondary Portfolio Spread Custodial Account.

SECTION 2. Exhibit A. Exhibit A of the Existing Spread Agreement is hereby amended by deleting it in its entirety and replacing it with the form attached hereto as Exhibit A.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, each party shall have received the following documents, each of which shall be satisfactory to such party in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Seller and the Purchaser; and

(b) such other documents as such party or counsel to such party may reasonably request.

SECTION 4. Representations and Warranties. Each party represents that it is in compliance in all material respects with all the terms and provisions set forth in the Existing Spread Agreement on its part to be observed or performed.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Spread Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

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SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 8. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Spread Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

The Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Anne D. McCallion
Name: Anne D. McCallion
Title: Vice President, Finance

The Purchaser:	PENNYMAC OPERATING PARTNERSHIP, L.P.

	By:	PennyMac GP OP, Inc., its General Partner

	By:	/s/ Andrew Chang
Name: Andrew Chang
Title: Chief Business Development Officer

EXHIBIT A

(Form of Confirmation)

CONFIRMATION

OF SPREAD ACQUISITION TRANSACTION UNDER

MASTER SPREAD ACQUISITION AND MSR SERVICING AGREEMENT

PARTIES:	PennyMac Loan Services, LLC (Seller)

PennyMac Operating Partnership, L.P. (Purchaser)

DATE:	,

RE:	Spread Acquisition – Pool No. [ ]

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P. on the Transaction Settlement Date specified below. This letter agreement is a “Confirmation” as described in the Master Spread Acquisition and MSR Servicing Agreement specified in paragraph 1 below.

The definitions and provisions contained in the Master Agreement are incorporated into this Confirmation. In the event of any inconsistency between the Master Agreement and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Master Agreement.

This Confirmation supplements, forms part of and is subject to the Master Spread Acquisition and MSR Servicing Agreement dated as of February 1, 2013, between PennyMac Loan Services, LLC, as seller, and PennyMac Operating Partnership, L.P., as purchaser, as amended and supplemented from time to time (the “Master Agreement”). All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

The terms of the Transaction to which this Confirmation relates are as follows:

Primary Portfolio:	As set forth in Schedule I hereto.
Transaction Settlement Date:	, 20 .
Transaction Base Servicing Fee Rate:	[ ] basis points (per annum)
Transaction Remittance Date:	[ ]th day of each month
Transaction Purchase Price Percentage:	%
Transaction Excess Spread Percentage:	%
Transaction Asset Purchase Agreement:
Transaction Threshold Percentage:	[ %]
Allowed Retention Percentage:	As set forth opposite the applicable Excess Refinancing Percentage in the following table:
Cut-off Date	, 20 .
Other:

In the event Seller, whether voluntarily or involuntarily, transfers the Servicing Rights related to the Mortgage Loans in any Primary Portfolio or Secondary Portfolio and receives any termination fee or other compensation or proceeds in connection with such transfer (the “Transfer Proceeds”), Seller shall remit to Purchaser an amount equal to the product of (a) such Transfer Proceeds, multiplied by (b) a fraction, the numerator of which is the Transaction Purchase Price allocable to the Primary Portfolio Excess Spread relating to such Servicing Rights and the denominator of which is the actual purchase price paid by the Seller for such Servicing Rights.

Table of Allowed Retention Percentage

Range of Excess Refinancing Percentages	Allowed Retention Percentage

Accepted and confirmed as of the date first written above:

PENNYMAC LOAN SERVICES, LLC

By:
Name: Title:

PENNYMAC OPERATING PARTNERSHIP, L.P.

By PennyMac GP OP, Inc., its General Partner

By:
Name: Title:

SCHEDULE I

TO CONFIRMATION DATED             , 20

UNDER THE MASTER SPREAD ACQUISITION AND

MSR SERVICING AGREEMENT DATED AS OF FEBRUARY 5, 2013